                            SCHEDULE 14A INFORMATION
===============================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             EXTREME NETWORKS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             EXTREME NETWORKS, INC.
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    ---------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
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Notes:

                            EXTREME NETWORKS, INC.
                              3585 Monroe Street
                         Santa Clara, California 95051

                                                                October 26, 2001

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Extreme Networks, Inc. on Tuesday, November 20, 2001 at 10:00 a.m. Pacific Standard Time at the Silicon Valley Conference Center, 2161 N. First Street, San Jose, California 95131.

   The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed is a copy of the 2001 Extreme Networks, Inc. Annual Report on Form 10-K, which includes audited financial statements and certain other information.

   It is important that you use this opportunity to take part in the affairs of Extreme Networks, Inc. by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, after reading the Proxy Statement, promptly complete, sign, date and return the accompanying proxy card in the enclosed postage-prepaid envelope. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

   We look forward to seeing you at the annual meeting.

                                          Yours Very Truly,

                                          /s/ GORDON L. STITT
                                          --------------------------------------
                                          Gordon L. Stitt
                                          President and Chief Executive Officer

[LOGO] extreme networks

                              3585 Monroe Street
                         Santa Clara, California 95051

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 20, 2001

   The Annual Meeting of the Stockholders of Extreme Networks, Inc., a Delaware corporation, will be held on Tuesday, November 20, 2001, at 10:00 a.m. Pacific Standard Time, at the Silicon Valley Conference Center, 2161 N. First Street, San Jose, California, for the following purposes:

    1. To elect two (2) Class III directors to hold office for a three-year term and until their respective successors are elected and qualified or until their earlier resignation or removal.

    2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending June 30, 2002.

    3. To transact such other business as may properly come before the meeting.

   Stockholders of record at the close of business on October 10, 2001 are entitled to notice of, and to vote at, this meeting and any postponements, continuations or adjournments. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at our headquarters located at 3585 Monroe Street, Santa Clara, California 95051. Whether or not you plan to attend the meeting in person, you are urged to sign and promptly mail the enclosed proxy in the return envelope so that your stock may be represented at the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ HAROLD L. COVERT
                                          --------------------------------------
                                          Harold L. Covert
                                          Chief Financial Officer, Vice
                                            President & Secretary

Santa Clara, California
October 26, 2001

IMPORTANT:

   Stockholders are requested to complete, date and sign the enclosed proxy and return it in the enclosed postage-prepaid envelope. Proxies are revocable, and any stockholder may withdraw his or her proxy prior to the time it is voted, or by attending the meeting and voting in person.

                            EXTREME NETWORKS, INC.
                              3585 Monroe Street
                         Santa Clara, California 95051
                                (408) 579-2800

                               -----------------

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

   The accompanying proxy is solicited by the Board of Directors of Extreme Networks, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Tuesday, November 20, 2001, or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement and the enclosed proxy are being mailed to stockholders on or about October 26, 2001.

                              GENERAL INFORMATION

   Annual report. An annual report for the fiscal year ended July 1, 2001 is enclosed with this proxy statement.

   Record date and quorum. Only stockholders of record as of the close of business on October 10, 2001 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 113,935,237 shares of our common stock, par value $0.001 per share, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one (1) vote for each share of stock held on the proposals presented in this proxy statement. Our Bylaws provide that a majority of all of the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

   Solicitation of proxies. We will bear the cost of soliciting proxies. In addition, we will solicit stockholders by mail through our regular employees. We will request banks and brokers and other custodians, nominees and fiduciaries to solicit their customers who own our common stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

   Voting of proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to our Secretary of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                              PROPOSAL NUMBER ONE
                             ELECTION OF DIRECTORS

   We have a classified Board of Directors currently consisting of one Class I director (Gordon L. Stitt), two Class II directors (Lawrence L. Orr and Peter Wolken) and two Class III directors (Charles Carinalli and Promod Haque), who will serve until the annual meetings of stockholders to be held in 2002, 2003 and 2001, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on the annual meeting dates.

   The terms of the Class III directors will expire on the date of the upcoming annual meeting. Accordingly, two persons are to be elected at the meeting to serve as Class III directors of the Board of Directors. Management's nominees for election at the 2001 annual meeting to Class III of the Board of Directors are Charles Carinalli and Promod Haque. Please see "Management" for information concerning nominees. If elected, Messrs. Carinalli and Haque will serve as directors until the annual meeting in 2004 and until their respective successor is elected and qualified or until their earlier resignation or removal. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, although management knows of no reason to anticipate that this will occur, the proxies may be voted for such substitute nominee as the Nominating Committee may designate.

   If a quorum is present and voting, the two nominees for Class III director receiving the highest number of votes will be elected as Class III directors. Votes for and against, abstentions and "broker non-votes" will be counted as present in determining if a quorum is present; however, abstentions and broker non-votes will have no effect on the outcome of the election.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE.

Management

   Our Board of Directors is currently fixed at five directors. Our certificate of incorporation provides that the terms of office of the members of the Board of Directors will be divided into three classes: Class I, whose term will expire at the annual meeting of stockholders to be held in 2002, Class II, whose term will expire at the annual meeting of stockholders to be held in 2003, and Class III, whose term will expire at the annual meeting of stockholders to be held in 2001. At each annual meeting of stockholders, the successors to directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. Our non-employee directors devote such time to our affairs as is necessary to discharge their duties. There are no family relationships among any of our directors, officers or key employees.

   Our President, Chief Financial Officer and our Secretary are elected by the Board of Directors, all other executive officers are elected by the Board of Directors or appointed by the President, and all officers serve at the discretion of the Board of Directors. Each of our officers and directors, other than outside directors, devotes his full time to the affairs of Extreme.

   Directors. This section sets forth for our current directors, including the Class III nominees to be elected at this meeting, information concerning their age and background as of August 31, 2001.

   The table below sets forth, for Extreme Networks' directors, including the Class III nominees to be elected at the meeting, certain information with respect to their age and background.

                                                                                      Director
Name                         Principal Occupation With Extreme                    Age  Since
----                         ---------------------------------                    --- --------
Class III directors to be elected at the 2001 annual meeting of stockholders:
Charles Carinalli            Director                                             53    1996
Promod Haque                 Director                                             53    1996

Class II directors whose terms expire at the 2003 annual meeting of stockholders:
Lawrence K. Orr              Director                                             44    1996
Peter Wolken                 Director                                             67    1996

Class I director whose term expires at the 2002 annual meeting of stockholders:
Gordon L. Stitt              Chairman of the Board, President and Chief
                             Executive Officer                                    45    1996

Business Experience of Directors

   Gordon L. Stitt. Mr. Stitt co-founded Extreme in May 1996 and has served as President, Chief Executive Officer and a director of Extreme since its inception. From 1989 to 1996, Mr. Stitt worked at another company he co-founded, Network Peripherals, a designer and manufacturer of high-speed networking technology. He served first as its Vice President of Marketing, then as Vice President and General Manager of the OEM Business Unit. Mr. Stitt holds an M.B.A. from the Haas School of Business of the University of California, Berkeley and a B.S.E.E./Computer Science from Santa Clara University.

   Lawrence K. Orr. Mr. Orr has served as a director of Extreme since May 1996. Since January 1991, he has been General Partner of Trinity Ventures, the general partner of a privately held group of venture capital partnerships, and he was an employee of Trinity Ventures from 1989 to 1991. Mr. Orr currently serves as a director of Virage, Inc. as well as several privately held companies. Mr. Orr holds an M.B.A. from Stanford University and a B.A. in Mathematics from Harvard University.

   Peter Wolken. Mr. Wolken has served as a director of Extreme since May 1996. He currently serves as General Partner of AVI Management Partners, which manages various private venture capital limited partnerships. He co-founded AVI Management Partners in 1981. He serves as a director of several privately held technology companies in Silicon Valley. Mr. Wolken serves as a director of LGC Wireless Inc. and is a General Partner of K-T Ventures LLC, an affiliated investment arm of KLA-Tencor Corporation. Mr. Wolken is also a Special Limited Partner of Diamondhead Ventures LP, Menlo Park, California and Greenstone Venture Associates, Vancouver, B.C., Canada. Mr. Wolken holds a B.F.T. in International Marketing from the American Graduate School for International Management and a B.S. in Mechanical Engineering from the University of California, Berkeley.

   Charles Carinalli. Mr. Carinalli has served as a director of Extreme since October 1996. Since July 1999, Mr. Carinalli has been Chief Executive Officer and a director of Adaptive Silicon, a developer of semiconductors. From December 1996 to July 1999, Mr. Carinalli served as President, Chief Executive Officer and a director of Wavespan, a developer of wireless broadband access systems. From 1970 to 1996, Mr. Carinalli served in various positions and most recently served as Senior Vice President and Chief Technical Officer for National Semiconductor. Mr. Carinalli currently serves as a director of several privately held companies. Mr. Carinalli holds an M.S.E.E. from Santa Clara University and a B.S.E.E. from the University of California, Berkeley.

   Promod Haque. Mr. Haque has served as a director of Extreme since May 1996. Mr. Haque joined Norwest Venture Partners in November 1989 and is currently Managing General Partner of Norwest Venture Partners VII and Norwest Venture Partners VIII, General Partner of Norwest Venture Partners VI and General Partner of Norwest Equity Partners V and IV. Mr. Haque currently serves as a director of Primus Knowledge Solutions, Inc., Redback Networks, Inc., SPSS, Inc. and several privately held companies. Mr. Haque holds a Ph.D.E.E. and a M.S.E.E. from Northwestern University, an MM from the J.L. Kellogg Graduate School of Management, Northwestern University and a B.S.E.E. from the University of Delhi, India.

   Meetings of the Board of Directors. During the fiscal year ended July 1, 2001, the Board of Directors held twelve meetings. No director serving on the Board in fiscal year 2001 attended fewer than 75% of such meetings of the Board and the committees on which he serves.

  Committees of the Board.

   We currently have standing audit, compensation and nominating committees of the Board of Directors.

   The members of the Audit Committee during fiscal year 2001 were Messrs. Promod Haque, Lawrence K. Orr and Charles Carinalli. The Audit Committee recommends the appointment of our independent auditors and oversees the Company's financial reporting process on behalf of the Board of Directors. During the fiscal year ended July 1, 2001, the Audit Committee held four meetings. For more information about the Audit Committee, see "Report of the Audit Committee" below.

   The members of the Compensation Committee during fiscal year 2001 were Messrs. Charles Carinalli and Peter Wolken. The Compensation Committee administers our stock option and stock purchase plans and designates the compensation levels for our executive officers. During the fiscal year ended July 1, 2001, the Compensation Committee held one meeting. For additional information concerning the Compensation Committee, see "Report of the Compensation Committee on Executive Compensation" below.

   The members of the Nominating Committee during fiscal year 2001 were Messrs. Gordon Stitt, Charles Carinalli and Promod Haque. The Nominating Committee was established in September 2000 for the purpose of nominating persons for election as directors. No meetings of the Nominating Committee were held during the fiscal year ended July 1, 2001.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Ernst & Young LLP, our independent auditors, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

   The Audit Committee consists of three directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. [A copy of this charter is attached to this Proxy Statement as Exhibit A.]

   In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

   The Audit Committee reviewed with the independent auditors, their judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

   The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended July 1, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors for the fiscal year ended June 30, 2002.

   The aggregate fees billed for professional services rendered for the audit of our annual financial statements by Ernst & Young LLP for fiscal year 2001 and for reviews of the financial statements included in our Forms 10-Q for fiscal year 2001 were $380,000. The aggregate fees billed for professional services rendered by Ernst & Young LLP other than the audit fees were $1,112,000. Such services included tax-consulting services, fees for tax preparation, statutory audits, business acquisitions and SEC registration statements.

                                          AUDIT COMMITTEE

                                          Charles Carinalli
                                          Promod Haque
                                          Lawrence K. Orr

                              PROPOSAL NUMBER TWO
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has appointed Ernst & Young LLP to serve as independent auditors to audit the financial statements of Extreme Networks for the fiscal year ending June 30, 2002. Ernst & Young LLP has acted in such capacity since its appointment for fiscal year ended June 1997. A representative of Ernst & Young LLP will be present at the annual meeting of stockholders and will be available to respond to appropriate questions.

   In the event that ratification by the stockholders of the appointment of Ernst & Young LLP as our independent auditors is not obtained, the Board of Directors will reconsider this appointment.

   The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the vote on this proposal.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS EXTREME'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information known to us, as of August 31, 2001, with respect to the beneficial ownership of our common stock by:

    . each person known by us to be the beneficial owner of more than 5% of our common stock,

    .  each director of ours,

    . our chief executive officer and our four other highest compensated executive officers whose salary and bonus for the year ended July1, 2001 exceeded $100,000, also referred to as the "Named Executive Officers," and

    . all of our executive officers and directors as a group as of August 31, 2001.

   On August 25, 2000, Extreme Networks effected a two-for-one stock split to stockholders of record on August 10, 2000. All share amounts have been adjusted to reflect this stock split.

                                                  Shares of common stock
                                                  beneficially owned(2)
                                                  ---------------------
                                                   Number of
        Name and address of beneficial owners(1)    shares    Percentage
        ----------------------------------------  ----------  ----------
        Massachusetts Financial Services Co.(3)..  8,254,282     7.24%
        Gordon L. Stitt (4)......................  4,309,753     3.76
        Herb Schneider (5).......................  2,519,323     2.20
        Stephen Haddock (6)......................  2,443,352     2.14
        Harry Silverglide (7)....................    518,972        *
        Vito Palermo (8).........................    201,422        *
        Promod Haque (9).........................  1,402,275     1.23
          245 Lytton Avenue, Suite 250
          Palo Alto, CA 94025
        Charles Carinalli (10)...................    441,716        *
          1466 Teal Drive
          Sunnyvale, CA 94087
        Lawrence K. Orr (11).....................    113,413        *
          3000 Sand Hill Road
          Building 1, Suite 240
          Menlo Park, CA 94025
        Peter Wolken (12)........................     41,375        *
          One First Street, #12
          Los Altos, CA 94022
        All executive officers and directors as a
          group (10 persons)(13)................. 12,263,217    10.55%

--------
*   Lessthan 1%
(1) Unless otherwise indicated, the address of each of the named individuals is: c/o Extreme Networks, Inc., 3585 Monroe Street, Santa Clara, CA 95051.
(2) Extreme Networks believes that the persons named in the table have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. All shares of common stock subject to options exercisable within 60 days following August 31, 2001 are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage of ownership of that person. These shares are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person. Percentages are based on 113,941,428 shares of common stock outstanding on August 31, 2001 plus any shares issuable pursuant to options held by the person or entity in question that may be exercised within 60 days following August 31, 2001.

(3) Based on information contained in Schedule 13G dated June 29, 2001, and filed with the Securities and Exchange Commission, Massachusetts Financial Services Company ("MFS") beneficially owned and had sole dispositive power over 8,254,282 shares of which MFS had sole voting power over 8,229,132 shares. The address for MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) Includes options to purchase 667,500 shares, which are currently exercisable or will become exercisable within 60 days of August 31, 2001, of which 100,000 shares are subject to a right of repurchase in favor of Extreme that lapses over time.
(5) Includes options to purchase 402,916 shares, which are currently exercisable or will become exercisable within 60 days of August 31, 2001, of which 67,500 shares are subject to a right of repurchase in favor of Extreme that lapses over time.
(6) Includes options to purchase 402,916 shares, which are currently exercisable or will become exercisable within 60 days of August 31, 2001, of which 67,500 shares are subject to a right of repurchase in favor of Extreme that lapses over time.
(7) Includes options to purchase 311,665 shares, which are currently exercisable or will become exercisable within 60 days of August 31, 2001, of which 40,000 shares are subject to a right of repurchase in favor of Extreme that lapses over time.
(8) Includes options to purchase 199,101 shares, which are currently exercisable or will become exercisable within 60 days of August 31, 2001, of which no shares are subject to a right of repurchase in favor of Extreme. Mr. Palermo resigned his position as vice president/chief financial officer effective July 17, 2001 and was succeed by Harold L. Covert.
(9) Includes 132,672 shares owned by a family partnership in which Mr. Haque is the general partner and his wife and three children are limited partners. Includes 998,578 shares owned by Norwest Venture Partners VIII, LP and 50,593 shares owned by NVP Entrepreneurs Fund VIII, LP. Mr. Haque is the managing partner of Itasca VC Partners VIII, LLP, which is the general partner of both Norwest Venture Partners VIII, LP and NVP Entrepreneurs Fund VIII, LP. Includes options to purchase 12,500 shares, which are currently exercisable or will become exercisable within 60 days of August 31, 2001.
(10)Includes 129,216 shares held by Charles Peter Carinalli and/or Connie Sue Carinalli, Trustees of the Carinalli Living Trust dated April 24, 1996. Includes options to purchase 312,500 shares, which are currently exercisable or will become exercisable within 60 days of August 31, 2001, of which 32,500 shares are subject to a right of repurchase in favor of Extreme that lapses over time.
(11)Includes 100,490 shares held by the Lederer-Orr Family Trust of which Mr. Orr is a trustee and beneficiary. Includes 423 shares owned by Trinity Ventures. Mr. Orr is a General Partner of Trinity Ventures. Includes options to purchase 12,500 shares, which are currently exercisable or will become exercisable within 60 days of August 31, 2001.
(12)Includes 28,875 shares owned by the Wolken Family Trust. Mr. Wolken is a trustee and beneficiary of the Wolken Family Trust. Includes options to purchase 12,500 shares, which are currently exercisable or will become exercisable within 60 days of August 31, 2001.
(13)Includes 271,616 shares owned by Darrell Scherbarth, Vice President/General Manager - Access Business Unit, in addition to the shares of the named individuals above that are currently exercisable or will become exercisable within 60 days of August 31, 2001 and shares subject to a right of repurchase in favor of Extreme.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation of executive officers

   The following table sets forth information concerning the compensation during the fiscal years ended July 1, 2001, July 2, 2000, and June 30, 1999 of the Named Executive Officers. The option numbers have been adjusted to reflect the two-for-one stock split effected in August 2000.

                          SUMMARY COMPENSATION TABLE

                                                                           Long term
                                               Annual compensation       compensation
                                         ----------------------------    -------------
                                                           Other annual  Awards:option
Name and principal position         Year  Salary   Bonus   compensation    shares(1)
---------------------------         ---- -------- -------- ------------  -------------
Gordon L. Stitt.................... 2001 $183,333 $176,880       (2)         600,000
 President, Chief Executive Officer 2000  203,333  176,880     25,383        300,000
 and Chairman                       1999  164,167       --       (2)         400,000
Stephen Haddock.................... 2001 $166,667 $110,880       (2)         300,000
 Vice President and Chief           2000  168,333  110,880     20,768        170,000
 Technical Officer                  1999  140,626       --       (2)         270,000
Vito Palermo....................... 2001 $220,000 $104,720       (2)         300,000
 (Former) Chief Financial Officer   2000  166,666  104,720     14,711         50,000
                                    1999   73,333   40,000         --      1,000,000
Herb Schneider..................... 2001 $183,333 $161,920       (2)         300,000
 Vice President of Engineering      2000  168,333  161,920     17,078        170,000
                                    1999  140,626       --       (2)         270,000
Harry Silverglide.................. 2001 $250,000 $      0   $213,960(3)     300,000
 Vice President of Sales            2000  163,333        0    187,710        140,000
                                    1999  150,000   32,125    130,417        160,000

--------
(1) These options were granted pursuant to our 1996 Stock Option Plan and 1996 Amended Stock Option Plan.
(2) Total amount of personal benefits paid to this executive officer during the fiscal year was less than the lesser of (i) $50,000 or (ii) 10% of such executive officer's total reported salary and bonus.
(3) Other annual compensation includes $213,960 of commissions paid to Mr. Silverglide based on total sales and account wins during the 2001 fiscal year.

Stock options granted during fiscal 2001

   The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended July 1, 2001 to the persons named in the Summary Compensation Table. The option numbers have been adjusted to give effect to the two-for-one stock split effected in August 2000.

             STOCK OPTION GRANTS IN FISCAL YEAR ENDED JULY 1, 2001




                               Individual grants
                  ------------------------------------------- Potential realizable value
                  Number of   % of total  Exercise            at assumed annual rates of
                  securities    options      or                stock price appreciation
                  underlying  granted to    base                  for option term(3)
                   options     employees  price(2) Expiration --------------------------
Name              granted(1)      in       ($/Sh)     date        5%($)        10%($)
----              ----------  fiscal year -------- ----------  ----------    ----------
Gordon L. Stitt..  400,000(4)     3.4     47.4688    7/5/10   11,941,149    30,261,982
                   200,000(5)     1.7     14.5700    4/9/11    1,832,599     4,644,166
Stephen Haddock..  200,000(4)     1.7     47.4688    7/5/10    5,970,726    15,130,991
                   100,000(5)     0.8     14.5700    4/9/11      916,299     2,322,083
Vito Palermo.....  200,000(4)     1.7     47.4688    7/5/10    5,970,726    15,130,991
                   100,000(5)     0.8     14.5700    4/9/11      916,299     2,322,083
Herb Schneider...  200,000(4)     1.7     47.4688    7/5/10    5,970,726    15,130,991
                   100,000(5)     0.8     14.5700    4/9/11      916,299     2,322,083
Harry Silverglide  200,000(4)     1.7     47.4688    7/5/10    5,970,726    15,130,991
                   100,000(5)     0.8     14.5700    4/9/11      916,299     2,322,083

--------
(1) All options granted in fiscal 2001 were under our 1996 Amended Stock Option Plan. We have a right of repurchase as to any unvested shares upon optionee's termination of employment at their original exercise price. See "EXECUTIVE COMPENSATION AND OTHER MATTERS--Employment contracts and termination of employment and change-in-control arrangements."
(2) All options were granted at fair market value on the date of grant.
(3) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, in accordance with the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future stock price growth. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the continued employment of option holders through the vesting period. The amounts reflected in this table may not necessarily be achieved.
(4) Option vests over four years, with 25% of the shares vesting one year after the date of the grant and the remaining shares vesting in equal monthly increments over the following 36 months.
(5) Option vests over two years, with 25% of the shares vesting six months after the date of the grant and the remaining shares vesting in equal monthly increments over the following 18 months. Under the option plan, the Board of Directors retains discretion to modify the terms, including the price of outstanding options.

Option exercises and fiscal 2001 year-end values

   The following table provides the specified information concerning exercises of options to purchase our common stock in the fiscal year ended July 1, 2001 and unexercised options held as of July 1, 2001 by the persons named in the Summary Compensation Table. A portion of the shares subject to these options may not yet be vested and may be subject to repurchase by us at a price equal to the option exercise price, if the corresponding options were exercised before such shares had vested.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                   Shares                Number of securities underlying   Value in dollars of unexercised
                  acquired               unexercised options at 07/01/01   in-the-money options at 07/01/01
                     on       Value     ---------------------------------- --------------------------------
Name              exercise realized ($) Exercisable(1)(2) Unexercisable(3) Exercisable(2)  Unexercisable(4)
----              -------- ------------ ----------------- ---------------- --------------  ----------------
Gordon L. Stitt..      --           --       492,500          787,500        10,117,500       2,986,000
Vito Palermo..... 170,000   13,299,692       704,250          331,250        17,308,875       1,493,000
Stephen Haddock..      --           --       313,750          406,250         6,656,250       1,493,000
Herb Schneider...      --           --       313,750          406,250         6,656,250       1,493,000
Harry Silverglide      --           --       212,500          387,500         4,260,000       1,493,000

--------
(1) All options granted in fiscal 2001 were under our 1996 Amended Stock Option Plan. Options granted on July 5, 2000 vest over four years, with 25% of the shares vesting one year after the date of the grant and the remaining shares vesting in equal monthly increments over the following 36 months. Options granted on April 9, 2001 vest over two years, with 25% of the shares vesting six months after the date of the grant and the remaining shares vesting in equal monthly increments over the following 18 months. Under the option plan, the Board of Directors retains discretion to modify the terms, including the price of outstanding options. We have a right of repurchase as to any unvested shares upon optionee's termination of employment at their original exercise price. See "EXECUTIVE COMPENSATION AND OTHER MATTERS-Employment contracts and termination of employment and change-in-control arrangements."
(2) Represents shares that are immediately exercisable and/or vested. Based on the closing price of $29.50, as reported on the Nasdaq National Market on June 29, 2001, less the exercise price.
(3) Represents shares that are unvested and/or not immediately exercisable.
(4) Based on the closing price of $29.50, as reported on the Nasdaq National Market on June 29, 2001, less the exercise price.

Compensation of directors

   Directors are entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and committees of the Board. All directors are eligible to receive options to purchase our common stock under our stock option plans.

Employment contracts and termination of employment and change-in-control arrangements

   Shares subject to options granted under our stock option plans will generally vest over four years, with 25% of the shares vesting after one year and the remaining shares vesting in equal monthly increments over the following 36 months, except that the merit options granted on April 9, 2001 vest over two years, with 25% of the shares vesting six months after the date of the grant and the remaining shares vesting in equal monthly increments over the following 18 months. The options and stock purchase agreements granted to our executive officers and our outside directors provide for accelerated vesting of the shares in the event of a "transfer of control," as defined in the option or stock purchase agreement between such officer or director and Extreme.

   This form of agreement provides that if, as of the date of the transfer of control of Extreme, less than 75% of the total option shares are vested, the number of vested shares will be increased, as of the date of the transfer of control, to the lesser of 75% of the total option shares, or the sum of the number of vested shares, which are determined under the standard vesting schedule, plus 50% of the unvested shares, which are determined under the standard vesting schedule. After the transfer of control, the remaining unvested shares will vest in equal monthly increments over the longer of (i) 50% of the period beginning on the date of the transfer of control and ending on the date four years after the option grant date or (ii) 12 months.

Compensation Committee interlocks and insider participation in compensation decisions

   The Compensation Committee is composed of Messrs. Carinalli and Wolken. No interlocking relationships exist between any member of our Compensation Committee and any member of any other company's Board of Directors or Compensation Committee. The Compensation Committee makes recommendations regarding our employee stock plans and makes decisions concerning salaries and bonus compensation for executive officers of Extreme Networks.

Certain relationships and related transactions

   During the fiscal year ended July 1, 2001, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which Extreme Networks was or is to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% any class of voting securities of Extreme Networks and members of that person's immediate family had or will have a direct or indirect material interest other than the transactions described below.

   On January 31, 2001, we completed the acquisition of privately held Optranet, Inc. Peter Wolken, a director of Extreme, was a shareholder of Optranet, Inc. As a result of the acquisition, Mr. Wolken's shareholdings in Optranet were converted to 5,333 shares of Extreme Networks' common stock. Promod Haque, a director of Extreme, is the general partner of Norwest Venture Partners VIII, LP and NVP Entrepreneurs Fund VIII, LP (collectively "Norwest"). As a result of the acquisition, Norwest was the largest shareholder of both Optranet, Inc. Mr. Haque's beneficially owned interest in the shareholdings of Norwest in Optranet was converted to 213,332 shares of Extreme Networks' common stock.

   On March 7, 2001, we completed the acquisition of privately held Webstacks, Inc. Norwest was the largest shareholder of Webstacks, Inc. As a result of the acquisition, Mr. Haque's beneficially owned interest in the shareholdings of Norwest in Webstacks was converted to 835,839 shares of Extreme Networks' common stock.

   In January 1999, the Board of Directors approved a loan to Vito E. Palermo, then our Chief Financial Officer, of $75,000, at an interest rate of 4.51% per annum, due in January 2003. Based on the attainment of financial and administrative objectives established in accordance with the terms for its approval, the Chief Executive Officer forgave the loan effective July 17, 2001.

   Extreme Networks entered into indemnification agreements with each of the directors and executive officers. Such indemnification agreements require Extreme Networks to indemnify these individuals to the fullest extent permitted by law.

Section 16(a) beneficial ownership reporting compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Extreme's executive officers, directors and persons who beneficially own more than 10% of a registered class of our common stock, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the Securities and Exchange Commission (the "SEC"). The foregoing persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

   Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of a registered class of our common stock were complied with in fiscal 2001, except that annual option grants made to the executive officers in December 1999 that we reported in our proxy statement for our 2000 annual meeting of stockholders were reported late on Form 5 in July 2001.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

   The Compensation Committee is comprised of two outside directors of the Board of Directors and is responsible for setting and monitoring policies governing compensation of executive officers. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our stock option plan. The objectives of the committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

Salary

   The Compensation Committee annually assesses the performance and sets the salary of the President and Chief Executive Officer, Gordon L. Stitt. In turn, Mr. Stitt annually assesses the performance of all other executive officers and recommends salary increases that are reviewed and approved by the Compensation Committee.

   The Compensation Committee recommends that Mr. Stitt's compensation as President and Chief Executive Officer be based on compensation levels of President/Chief Executive Officers of companies of comparable size. In addition, the Compensation Committee considers certain incentive objectives based on Extreme Networks' performance as it relates to revenue levels and earnings per share levels.

   In determining executive officer salaries, the Compensation Committee reviews recommendations from Mr. Stitt which include information from salary surveys, performance evaluations and the financial condition of Extreme Networks. The Compensation Committee also establishes both financial and operational based objectives and goals in determining executive officer salaries. These goals and objectives include sales and spending forecasts for the upcoming year and published executive compensation literature for companies of comparable size.

   For more information regarding the compensation and employment arrangements of Mr. Stitt and other executive officers, see "EXECUTIVE COMPENSATION AND OTHER MATTERS--Compensation of executive officers and employment contracts and termination of employment and change-in-control arrangements."

Stock Options

   The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for our stockholders and, therefore, periodically grants stock options under our stock option plan. Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price.

   The Compensation Committee determines the size and frequency of option grants for executive officers, after consideration of recommendations from the Chief Executive Officer. Recommendations for options are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each officer to Extreme Networks and previous option grants to such executive officers. Generally, option grants vest 25% twelve months after commencement of employment or after the date of grant and continue to vest thereafter in equal monthly installments over three years, conditioned upon continued employment.

                                          COMPENSATION COMMITTEE

                                          Peter L. Wolken
                                          Charles Carinalli

                      COMPARISON OF STOCKHOLDER RETURN(1)

   Set forth below is a line graph comparing the annual percentage change in the cumulative total return on our common stock with the CRSP Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturer Stocks Index for the period commencing April 9, 1999, the date of our initial public offering, and ending on June 30, 2001.

                                    [CHART]

                        Extreme            Nasdaq Stock    Nasdaq Computer
                        Networks, Inc.     Market (U.S.    Manufacturer Stocks
                                           companies)      Index
                        -----              -----           -----
4/9/1999                100                100             100
6/30/1999               342                104             104
6/30/2000               621                154             191
6/30/2001               347                84              76

                                                        April 9, June 30, June 30, June 30,
                                                          1999     1999     2000     2001
                                                        -------- -------- -------- --------
 .  Extreme Networks, Inc...............................   $100     $342     $621     $347
  Nasdaq Stock Market (U.S. companies).................   $100     $104     $154     $ 84
(up triangle) Nasdaq Computer Manufacturer Stocks Index   $100     $104     $191     $ 76

--------
(1) Assumes that $100.00 was invested April 9, 1999 in our common stock and in each index, and that all dividends were reinvested. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

         STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

   We have an advance notice provision under our bylaws for stockholder business to be presented at meetings of stockholders. The provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary. A stockholder proposal, to be timely, must be received at our principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; except that notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made:

    .  if no annual meeting was held in the previous year,

    . if the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or

    .  in the event of a special meeting.

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders:

    . must be received by us at our offices at 3585 Monroe Street, Santa Clara, California 95051-1450 no later than June 25, 2002, and

    . must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in our proxy statement for that meeting.

                         TRANSACTION OF OTHER BUSINESS

   The Board of Directors knows of no other business that will be conducted at the 2001 annual meeting of stockholders, other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ HAROLD L. COVERT
                                          Harold L. Covert
                                          Secretary

October 26, 2001

                                                                       EXHIBIT A

                            EXTREME NETWORKS, INC.

                       CHARTER OF THE AUDIT COMMITTEE OF

                            THE BOARD OF DIRECTORS

I. STATEMENT OF POLICY

   This Charter specifies the scope of the responsibilities of the Audit Committee of the Board of Directors of Extreme Networks, Inc. (the "Company"), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

    . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

    . Review and appraise the audit efforts and independence of the Company's auditors.

    . Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

   The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II. ORGANIZATIONAND MEMBERSHIP REQUIREMENTS

   The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

    . is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years;

    . is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;

    . has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service, retirement plan benefits or non-discretionary compensation);

    . has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

    . is not an executive of another entity on whose Compensation Committee any of the Company's current executives serves.

   All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

   The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III. MEETINGS

   The Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditors and management on a quarterly basis to review the Company's financial statements consistent with Section IV.A.5. below.

IV. PROCESSES

   To fulfill its responsibilities and duties the Committee shall:

   A. Documents/Reports to Review

    1. Review and reassess the Charter's adequacy periodically, as conditions dictate.

    2. Review the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

    3. Review the regular Management Letter to management prepared by the independent auditors and management's response.

    4. Review related party transactions for potential conflicts of interests.

    5. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-Ks and Form 10-Qs. These meetings should include a discussion of the independent auditors, judgment of the quality of the Company's accounting and any uncorrected misstatements as a result of the auditors quarterly review.

    6. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

    B. Independent Auditors

    1. Recommend to the Board the selection of the independent auditors, considering independence and effectiveness.

    2. Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discussing with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

    3. Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

    4. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

    5. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

   C. Financial Reporting Processes

    1. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

    2. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    3. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

   D. Process Improvement

    1. Review with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
    2. Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

    3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

    4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

    5. Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

   E. Ethical and Legal Compliance

    1. Ensure that management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior.

    2. Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

    3. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

    4. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

    5. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

    6. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

    7. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

                             EXTREME NETWORKS, INC.
                  Proxy for 2001 Annual Meeting of Stockholders
                       solicited by the Board of Directors

     The undersigned hereby revokes all previous proxies and appoints Gordon Stitt and Vito Palermo, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Extreme Networks, Inc. which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders to be held at the Silicon Valley Conference Center at 2161 N. First Street, San Jose, California 95131 on Tuesday, November 20, 2001 at 10:00 a.m. Pacific Standard Time for holders as of October 10, 2001, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in Extreme Network's proxy statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting.


                              FOLD AND DETACH HERE

Please mark your votes as indicated [X]


   A vote FOR the following proposals is recommended by the board of directors:

     1.   To election the directors listed below.

               Nominees: 01 - Charles Carinalli
                         02 - Promod Haque

               [_]  FOR                 [_]  WITHHELD


               INSTRUCTION: To withhold authority to vote for the nominee, mark the above box and list the name of the nominee in the space provided.


               -------------------------------------------------------------

     2. To ratify the appointment of Ernst & Young LLP as our independent accountants for the fiscal year ending June 30, 2002.

               [_]  FOR         [_]  AGAINST           [_]  ABSTAIN

     3. To transact such other business as may properly come before the meeting.

               [_]  FOR         [_]  AGAINST           [_]  ABSTAIN

     The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 and 2.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXTREME NETWORKS, INC.


Signature(s)                                         Dated               ,2001
            ---------------------------------------       ---------------
                                                      (Be sure to date Proxy)

Print Name(s)
             ------------------------------------------------------------------

     Sign exactly as your name(s) appear on your stock certificate. If shares of stock stand on record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

     Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.

                              FOLD AND DETACH HERE